UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 26, 2017

AUTHENTIDATE HOLDING CORP.

(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER:  0-20190

DELAWARE	14-1673067
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2225 Centennial Drive
Gainesville, GA 30504
(Address and zip code of principal executive offices)

1-(888) 661-0225
(Registrant's telephone number, including area code)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.08	Shareholder Director Nominations.

On September 26, 2017, Authentidate Holding Corp. (the “Company” or “Authentidate”) fixed December 8, 2017 as the date of the Company’s 2017 Annual Meeting of Stockholders (the “2017 Annual Meeting”). Because the Company did not hold an annual meeting of stockholders during the previous year, stockholders of the Company who intend to nominate a candidate for election to the Board or to propose other business for consideration at the Annual Meeting to be included in the Company’s proxy materials for the 2017 Annual Meeting (including a proposal made pursuant to Rule 14a−8 promulgated under the Securities Exchange Act of 1934, as amended, and any notice on Schedule 14N), must ensure that such proposal is received by the Company’s Secretary at Authentidate Holding Corp., 2225 Centennial Drive, Gainesville, GA 30504 on or before the close of business on October 16, 2017, which the Company has determined to be a reasonable time before it expects to begin to print and send its proxy materials. The October 16, 2017 deadline will also apply in determining whether notice of a stockholder proposal is timely for purposes of exercising discretionary voting authority with respect to proxies under Rule 14a-4(c) of the Exchange Act. The Company currently intends to make its proxy materials for its 2017 Annual Meeting available beginning on or about October 27, 2017.

In addition, in accordance with the requirements contained in the Company’s Amended and Restated By-Laws, stockholders who wish to bring business before the 2017 Annual Meeting outside of Rule 14a-8 of the Exchange Act must ensure that written notice of such proposal (including all of the information specified in the Company’s Amended and Restated By-Laws) is received by the Company’s Secretary at the address specified above no later than the close of business on October 16, 2017. All stockholder proposals must comply with applicable Delaware law, the rules and regulations promulgated by the Securities and Exchange Commission, and the Company’s Amended and Restated Bylaws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AUTHENTIDATE HOLDING CORP.

	By:	/s/	Michael J. Poelking
	Name:		Michael J. Poelking
	Title:		Chief Financial Officer
Date: October 2, 2017

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